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                                                                   EXHIBIT 10.26

1.   Amendments to 1994 Directors' Stock Option Plan
     -----------------------------------------------

     WHEREAS, the Board of Directors of the Corporation deems it desirable and in the best interests of the Corporation and its shareholders that the Corporation's 1994 Directors' Stock Option Plan (the "Plan") be amended in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that Section 6(a) of the Plan be, the same hereby is, amended to read in its entirety as follows:

          "(a) Term. The term of each Option shall be ten years from its date of grant, subject to earlier termination in accordance with Section 7(b) of the Plan or as follows:

           (i) If any Eligible Director shall cease to be an Eligible Director prior to attaining the age of 65 years for any reason other than his or her death or disability (within the meaning of Section 422(c)(6) of the Internal Revenue Code of 1986, as amended (the "Code")) while holding an Option which has not expired and has not been fully exercised, such holder may exercise such Option to the extent that it was exercisable at the time he or she so ceased to be an Eligible Director at any time within three months after the date on which such holder so ceased to be an Eligible Director, but in no event later than ten years from the date such Option was granted. Such Option shall terminate upon the expiration of such period unless the holder dies prior to such expiration, in which event he or she shall be deemed to have died on the date he or she so ceased to be an Eligible Director, and such Option shall be exercisable and terminate in accordance with the provisions of paragraph (ii) below.

           (ii) If any Eligible Director shall cease to be an Eligible Director after attaining the age of 65 years or by reason of his or her death or disability (within the meaning of Section 422(c)(6) of the Code), while holding an Option which has not expired and has not been fully exercised, such holder (or his or her guardian or legal representative) may exercise such Option to the extent
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hereinafter provided at any time within twelve months after the date on which such person so ceased to be an Eligible Director, but in no event later than ten years from the date such Option was granted, and such Option shall terminate upon the expiration of such period. Such Option shall be exercisable during such period to the extent that it was exercisable at the time such person so ceased to be an Eligible Director, provided, however, that if such Option was granted at least six months prior to the date such person so ceased to be an Eligible Director, such Option shall become and be exercisable during such period with respect to all shares subject thereto."

     and further

     RESOLVED, that the last sentence of Section 6(c) of the Plan be, and the same hereby is, amended to read in its entirety as follows:

          "Options shall also become exercisable pursuant to the provisions of Sections 6(a)(ii) and 7(b) of the Plan."

     and further

     RESOLVED, that the penultimate sentence of Section 1 of Exhibit 1 to the Plan, the form of Director Stock Option, be, and the same hereby is, amended to read in its entirety as follows:

          "Notwithstanding the foregoing, this Option shall become exercisable with respect to all shares of Common Stock subject hereto immediately upon the occurrence of a Change in Control and shall become exercisable with respect to all such shares in certain events in accordance with the provisions of Section 2(b) hereof and of Section 7(b) of the Plan."

     and further

     RESOLVED, that Section 2 of Exhibit 1 to the Plan be, and the same hereby is, amended to read in its entirety as follows:
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          "2.  TERM.  The term of this Option is ten years commencing on
_________________ and ending on _________________, subject to earlier termination in accordance with Section 7(b) of the Plan or as follows:

           (a) If the Holder shall cease to be an Eligible Director prior to attaining the age of 65 years for any reason other than his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder may exercise this Option to the extent that it was exercisable at the time he or she so ceased to be an Eligible Director at any time within three months after the date on which he or she so ceased to be an Eligible Director, but in no event later than _________________. This Option shall terminate upon the expiration of such period unless the Holder dies prior to such expiration, in which event he or she shall be deemed to have died on the date he or she so ceased to be an Eligible Director, and this Option shall be exercisable and terminate in accordance with the provisions of paragraph (b) below.

           (b) If the Holder shall cease to be an Eligible Director after attaining the age of 65 years or by reason of his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder (or his or her guardian or legal representative) may exercise this Option to the extent hereinafter provided at any time within twelve months after the date on which he or she so ceased to be an Eligible Director, but in no event later than _________________, and this Option shall terminate upon the expiration of such period. This Option shall be exercisable during such period to the extent that it was exercisable at the time the Holder so ceased to be an Eligible Director, provided, however, that if this Option was granted at least six months prior to the date the Holder so ceased to be an Eligible Director, this Option shall become and be exercisable during such period with respect to all shares subject hereto."

     and further

     RESOLVED, that the foregoing amendments to the Plan (the "Plan Amendments") shall be subject to and effective upon approval by the shareholders of the Corporation at the
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Corporation's 1998 Annual Meeting of Shareholders by the affirmative vote of the holders of a majority of the Common Stock of the Corporation present, or represented, and entitled to vote at such meeting; and that if such approval is not obtained, the Plan Amendments shall be void and without effect.

2.   Amendments to August 8, 1996 Options
     ------------------------------------

     WHEREAS, the Board of Directors of the Corporation deems it desirable and in the best interests of the Corporation and its shareholders that all options which were granted on August 8, 1996, pursuant to the terms and provisions of the Plan and are evidenced by written Director Stock Options executed on behalf of the Corporation and dated August 8, 1996, and which have not terminated in accordance with their terms (the "August 1996 Options") be amended in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that the penultimate sentence of Section 1 of each of the August 1996 Options be, and the same hereby is, amended to read in its entirety as follows:

          "Notwithstanding the foregoing, this Option shall become exercisable with respect to all shares of Common Stock subject hereto immediately upon the occurrence of a Change in Control and shall become exercisable with respect to all such shares in certain events in accordance with the provisions of Section 2(b) hereof and of Section 7(b) of the Plan."

     and further

     RESOLVED, that Section 2 of each of the August 1996 Options be, and the same hereby is, amended to read in its entirety as follows:

          "2. TERM. The term of this Option is ten years commencing on August 8, 1996, and ending on August 7, 2006, subject to earlier termination in accordance with Section 7(b) of the Plan or as follows:

           (a) If the Holder shall cease to be an Eligible Director prior to attaining the age of 65 years for any
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reason other than his or her death or disability (within the meaning of Section
422(c)(6) of the Code), prior to the expiration of this Option, the Holder may exercise this Option to the extent that it was exercisable at the time he or she so ceased to be an Eligible Director at any time within three months after the date on which he or she so ceased to be an Eligible Director, but in no event later than August 7, 2006. This Option shall terminate upon the expiration of such period unless the Holder dies prior to such expiration, in which event he or she shall be deemed to have died on the date he or she so ceased to be an Eligible Director, and this Option shall be exercisable and terminate in accordance with the provisions of paragraph (b) below.

           (b) If the Holder shall cease to be an Eligible Director after attaining the age of 65 years or by reason of his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder (or his or her guardian or legal representative) may exercise this Option to the extent hereinafter provided at any time within twelve months after the date on which he or she so ceased to be an Eligible Director, but in no event later than August 7, 2006, and this Option shall terminate upon the expiration of such period. This Option shall be exercisable during such period with respect to all shares subject hereto."

     and further

     RESOLVED, that the foregoing amendments to the August 1996 Options (the "August 1996 Option Amendments") shall be subject to and effective upon approval by the shareholders of the Corporation at the Corporation's 1998 Annual Meeting of Shareholders by the affirmative vote of the holders of a majority of the Common Stock of the Corporation present, or represented, and entitled to vote at such meeting; and that if such approval is not obtained, the August 1996 Option Amendments shall be void and without effect.

3.   Amendments to August 14, 1997 Options
     -------------------------------------

     WHEREAS, the Board of Directors of the Corporation deems it desirable and in the best interests of the Corporation and its shareholders that all options which were
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granted on August 14, 1997, pursuant to the terms and provisions of the Plan and are evidenced by written Director Stock Options executed on behalf of the Corporation and dated August 14, 1997, and which have not terminated in accordance with their terms (the "August 1997 Options") be amended in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that the penultimate sentence of Section 1 of each of the August 1997 Options be, and the same hereby is, amended to read in its entirety as follows:

          "Notwithstanding the foregoing, this Option shall become exercisable with respect to all shares of Common Stock subject hereto immediately upon the occurrence of a Change in Control and shall become exercisable with respect to all such shares in certain events in accordance with the provisions of Section 2(b) hereof and of Section 7(b) of the Plan."

     and further

     RESOLVED, that Section 2 of each of the August 1997 Options be, and the same hereby is, amended to read in its entirety as follows:

          "2. TERM. The term of this Option is ten years commencing on August 14, 1997, and ending on August 13, 2007, subject to earlier termination in accordance with Section 7(b) of the Plan or as follows:

           (a) If the Holder shall cease to be an Eligible Director prior to attaining the age of 65 years for any reason other than his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder may exercise this Option to the extent that it was exercisable at the time he or she so ceased to be an Eligible Director at any time within three months after the date on which he or she so ceased to be an Eligible Director, but in no event later than August 13, 2007. This Option shall terminate upon the expiration of such period unless the Holder dies prior to such expiration, in which event he or she shall be deemed to have died on the date he or she so ceased to be an Eligible Director, and this
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Option shall be exercisable and terminate in accordance with the provisions of paragraph (b) below.

           (b) If the Holder shall cease to be an Eligible Director after attaining the age of 65 years or by reason of his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder (or his or her guardian or legal representative) may exercise this Option to the extent hereinafter provided at any time within twelve months after the date on which he or she so ceased to be an Eligible Director, but in no event later than August 13, 2007, and this Option shall terminate upon the expiration of such period. This Option shall be exercisable during such period with respect to all shares subject hereto."

     and further

     RESOLVED, that the foregoing amendments to the August 1997 Options (the "August 1997 Option Amendments") shall be subject to and effective upon approval by the shareholders of the Corporation at the Corporation's 1998 Annual Meeting of Shareholders by the affirmative vote of the holders of a majority of the Common Stock of the Corporation present, or represented, and entitled to vote at such meeting; and that if such approval is not obtained, the August 1997 Option Amendments shall be void and without effect.
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3.   Amendments to February 18, 1997 Option
     --------------------------------------

     WHEREAS, the Board of Directors of the Corporation deems it desirable and in the best interests of the Corporation and its shareholders that the option which was granted to George S. Dotson on February 18, 1997, pursuant to the terms and provisions of the Plan and is evidenced by a written Director Stock Option executed on behalf of the Corporation and dated February 18, 1997 (the "February 1997 Option"), be amended in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that the penultimate sentence of Section 1 of the February 1997 Option be, and the same hereby is, amended to read in its entirety as follows:

          "Notwithstanding the foregoing, this Option shall become exercisable with respect to all shares of Common Stock subject hereto immediately upon the occurrence of a Change in Control and shall become exercisable with respect to all such shares in certain events in accordance with the provisions of Section 2(b) hereof and of Section 7(b) of the Plan."

     and further

     RESOLVED, that Section 2 of the February 1997 Option be, and the same hereby is, amended to read in its entirety as follows:

          "2. TERM. The term of this Option is ten years commencing on February 18, 1997, and ending on February 17, 2007, subject to earlier termination in accordance with Section 7(b) of the Plan or as follows:

           (a) If the Holder shall cease to be an Eligible Director prior to attaining the age of 65 years for any reason other than his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder may exercise this Option to the extent that it was exercisable at the time he or she so ceased to be an Eligible Director at any time within three months after the date on which he or she so ceased to be an Eligible Director, but in no event later than February 17,
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2007. This Option shall terminate upon the expiration of such period unless the
Holder dies prior to such expiration, in which event he or she shall be deemed to have died on the date he or she so ceased to be an Eligible Director, and this Option shall be exercisable and terminate in accordance with the provisions of paragraph (b) below.

           (b) If the Holder shall cease to be an Eligible Director after attaining the age of 65 years or by reason of his or her death or disability (within the meaning of Section 422(c)(6) of the Code), prior to the expiration of this Option, the Holder (or his or her guardian or legal representative) may exercise this Option to the extent hereinafter provided at any time within twelve months after the date on which he or she so ceased to be an Eligible Director, but in no event later than February 17, 2007, and this Option shall terminate upon the expiration of such period. This Option shall be exercisable during such period with respect to all shares subject hereto."

     and further

     RESOLVED, that the foregoing amendments to the February 1997 Option (the "February 1997 Option Amendments") shall be subject to and effective upon approval by the shareholders of the Corporation at the Corporation's 1998 Annual Meeting of Shareholders by the affirmative vote of the holders of a majority of the Common Stock of the Corporation present, or represented, and entitled to vote at such meeting; and that if such approval is not obtained, the February 1997 Option Amendments shall be void and without effect.

4.   Related Matters
     ---------------

     RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to present the Plan Amendments, the August 1996 Option Amendments, the August 1997 Option Amendments, and the February 1997 Option Amendments for approval by the shareholders of the Corporation at the 1998 Annual Meeting of Shareholders of the Corporation; and further

     RESOLVED, that the Chairman of the Board, the President and the Vice President-Finance of the Corporation be, and
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each of such officers hereby is, authorized and directed, to execute and deliver to each holder of an August 1996 Option, an August 1997 Option, and the February 1997 Option, an Amendment to Director Stock Option incorporating the respective amendments hereinabove approved in such form as the officer executing the same shall approve, such approval to be conclusively evidenced by his execution thereof; and further

     RESOLVED, that each of the officers of the Corporation be, and he hereby is, authorized and directed to perform all acts and to execute and deliver all certificates and documents and to take or cause to be taken all other action as any such officer may deem necessary or appropriate to carry out the foregoing resolutions and to comply with the terms and provisions of the Plan, the August 1996 Options, the August 1997 Options, and the February 1997 Option, each as amended.